EXHIBIT 10.11


                                                                      #730900124

           TOTAL INDEBTEDNESS SECURED BY THIS MORTGAGE IS $249,950.00



                   COMBINATION MORTGAGE AND SECURITY AGREEMENT


         This Combination Mortgage and Security Agreement made as of the 13th day of February 1998 (the "Mortgage") by Appliance Recycling Centers of America, Inc., a Minnesota corporation, as mortgagor ("Mortgagor") and Western Bank, 663 University Ave., St. Paul, a Minnesota banking corporation, as mortgagee (the "Mortgagee").

WHEREAS:

                a. The Mortgagor holds record fee title to certain land (the "Land") fully described on Exhibit I attached hereto located in the City of St. Paul, County of Ramsey, State of Minnesota;

                b. The land is improved with a Commercial building and related facilities (the "Building");

                c. On the date hereof Mortgagee has advanced (or is committed to advance) to Mortgagor the sum of $249,950.00

                d. Pursuant to Mortgagor's Note of even date here-with payable to the order of Mortgagee (the "Note") in the principal amount of $249,950.00, Mortgagor has agreed to repay to Mortgagee the total amount advanced by Mortgagee together with interest thereon at the rate(s) stated in the Note, on or before February 13, 2008 ; and

                e. To secure payment of the Note, Mortgagor has executed and delivered to Mortgagee this Mortgage.

                NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged; and to secure (a) the due and punctual payment of principal of and interest on the Note, and all renewals, extensions and modifications thereof and any agreements or obligations issued in substitution thereof (provided the principal amount of such shall not exceed the original principal amount of the
Note); and (b) the performance of all the covenants and agreements of Mortgagor herein and in any other agreement now or hereafter entered into between the Mortgagor and Mortgagee in connection with the Note (the payment and other obligations evidenced by the Note, this Mortgage and all such other agreements are hereinafter collectively referred to as the "Indebtedness"), the Mortgagor does hereby mortgage, grant, bargain, sell, assign, transfer and convey unto the Mortgagee forever, with power of sale, the following:

                                       I.

                All of Mortgagor's right, title and interest in and to the Land and the Building, structures, other improvements, fixtures and personal property now standing or at any time hereafter constructed or placed upon the Land (the "Improvements"), including but not limited to (i) all building materials, supplies and equipment now or hereafter located on the Land and suitable or intended to be incorporated in any Improvements located or to be erected on the Land, (ii) all heating, plumbing and lighting apparatus, motors, engines and machinery, electrical equipment, incinerator apparatus, air-conditioning equipment, water and gas apparatus, pipes, faucets, and all other fixtures of every description which are now or may hereafter be placed or used upon the Land or in any of the Improvements now or hereafter located thereon, (iii) all additions, accessions, increases, parts, fittings, accessories, replacements, substitutions, betterments, repairs and proceeds to and of any and all of the foregoing, (iv) all hereditaments, easements, appurtenances, estates, and other rights and interests now or hereafter belonging to or in any way pertaining to the Land or to any of the Improvements now or hereafter located thereon, and (v) all tangible personal owned by the Mortgagor and now or at any time hereafter located on or relating to the Land.

                                       II.

                All rents, issues, profits, condemnation awards, revenues and income arising from the ownership, operation or sales of the Land and the Improvements and all proceeds and products thereof (herein collectively called "Revenues and Income").

                To Have and To Hold the Land and the Improvements (together the "Mortgaged Property"), and the Revenues and Income unto the Mortgagee forever; provided, nevertheless, that this Mortgage is upon the express condition that if the Mortgagor shall cause to be paid to the Mortgagee as and when due and payable the Indebtedness, and shall also keep and perform each and every covenant and agreement of Mortgagor herein contained, then, this Mortgage and the estate hereby granted shall cease and be and become void and shall be released of record at the expense of the Mortgagor; otherwise this Mortgage shall be and remain in full force and effect.

                The Mortgagor represents, warrants and covenants to and with the Mortgagee that Mortgagor is lawfully seized of the Land in fee simple and has good right and full power and authority to execute this Mortgage and to mortgage and Mortgaged Property; that the Mortgagor owns the Mortgaged Property free from all liens, security interests and encumbrances except as listed in Exhibit 2 attached hereto; that the Mortgagor will warrant and defend the title to the Mortgaged Property and the lien and priority of this Mortgage against all claims and demands of all persons whomsoever, whether now existing or hereafter arising, not listed in Exhibit 2 to this Mortgage. The covenants and warranties of this paragraph shall survive foreclosure of this Mortgage and shall run with the Land.

        The Mortgagor further covenants and agrees as follows:

        1. Payment of the Indebtedness and Compliance with Other Agreements.

        (a) Mortgagor will cause the principal of and interest on the Indebtedness to be duly and punctually paid in accordance with the terms of the Note and this Mortgage when and as due and payable. The provisions of the Note are hereby incorporated by reference into this Mortgage as fully as if set forth at length herein.

        (b) Mortgagor will duly and punctually perform each and every obligation under any other agreement now or hereafter entered into by the Mortgagor and Mortgagee in connection with the Note.

                2. Application of Payments. All payments received by Mortgagee with respect to the Note of this Mortgage shall be applied by Mortgagee in the following order of priority: (i) interest payable on advances made pursuant to paragraph 11 hereof; (ii) principal of advances made pursuant to paragraph 11 hereof; (iii) interest payable on the Indebtedness; (iv) principal of the Indebtedness; and (v) any other sums secured by this Mortgage, in such order of application as Mortgagee may determine.

                3. Payment of Taxes, Assessments and Other Charges; Escrow. Subject to paragraph 7 relating to contest, the Mortgagor shall pay before a penalty might attach for nonpayment thereof, all taxes and assessments and all other charges whatsoever levied upon or assessed or placed against the Mortgaged Property, except that assessments may be paid in installments so long as no fine or penalty is added to any installment for the nonpayment thereof. Mortgagor shall likewise pay all taxes, assessments and other charges, levied upon or assessed, placed or made against, or measured by, this Mortgage, or the recordation hereof, or the Indebtedness secured hereby, provided that the Mortgagor shall not be obliged to pay such tax, assessment or charge if such payment would be contrary to law or would result in the payment of an unlawful rate of interest on the indebtedness secured hereby; and provided further that nothing herein contained shall be construed as requiring Mortgagor to pay any net income, profits or revenue taxes of the Mortgagee. Mortgagor shall promptly furnish to the Mortgagee all notices received by the Mortgagor of amounts due under this paragraph and shall furnish receipts evidencing such payments within 10 days after such payments are made.

                At the request of Mortgagee, Mortgagor shall deposit with the Mortgagee on the first day of each and every month hereafter, an amount equal to one-twelfth (1/12th) of the estimated annual taxes, assessments, and insurance premiums ("Charges") due on the Mortgaged Property. From time to time out of such deposits Mortgagee will, upon the presentation to the Mortgagee by the Mortgagor of the bills thereof, pay the Charges or will upon presentation of receipted bills thereof, reimburse the Mortgagor for such payments made by the Mortgagor. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior payments shall be less than the currently estimated monthly amounts, then the Mortgagor shall pay to the Mortgagee on demand any amount necessary make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an Event of Default shall occur under the terms of this Mortgage or the Note the Mortgagee may, at its option, without being required so to do, apply any deposits on hand to the Indebtedness. in such order and manner as the Mortgagee may elect. When the Indebtedness has been fully paid any remaining deposits shall be returned to the Mortgagor as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness, shall be held for the purposes for which made as herein provided, may be commingled with other funds of the Mortgagee, and shall be held without any allowance of interest thereon.

                4. Payment of Utility Charges. Subject to paragraph 7 relating to contest, the Mortgagor shall pay all charges made by utility companies, whether public or private, for electricity, gas, heat, water, or sewer, furnished or used in connection with the Mortgaged Property or any part thereof, and will, upon written request of Mortgagee, furnish proper receipts evidencing such payment.

                5. Liens. Subject to paragraph 7 hereof relating to contests, the Mortgagor shall not create, incur or suffer to exist any lien, encumbrance or charge on the Mortgaged Property or Revenues and Income or any part thereof, other than the lien of current real estate taxes and installments of special assessments with respect to which no penalty is yet payable. Mortgagor shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Mortgaged Property.

                6. Compliance with Laws. Subject to paragraph 7 relating to contests, Mortgagor shall comply with all present and future statutes, laws, rules, order, regulations and ordinances affecting the Mortgaged Property, any part thereof or the use thereof. The Mortgagor represents and warrants that no hazardous or toxic substances are buried or otherwise located on the Land.

                7. Permitted Contests. The Mortgagor shall not be required to
(i) pay any tax, assessment or other charge referred to in paragraph 3 hereof,
(ii) pay any charge referred to in paragraph 4 hereof, (iii) discharge or remove any lien encumbrance or charge referred to in paragraph 5 hereof, or (iv) comply with any statute, law, rule, regulation or ordinance referred to in paragraph 6 hereof, so long as Mortgagor shall (a) contest, in good faith, the existence, amount or the validity thereof, the amount of damages caused thereby or the extent of Mortgagor's liability therefor, by appropriate proceedings which shall operate during the pendency thereof to prevent (A) the collection of, or other realization upon the tax, assessment, charge or lien, encumbrance or charge so contested, (B) the sale, forfeiture or loss of the Mortgaged Property or any part thereof, and (C) any interference with the use or occupancy of the Mortgaged Property or any part thereof, and (b) shall give such security to the Mortgagee as may be reasonably demanded by the Mortgagee to insure compliance with the foregoing provisions of this paragraph 7. Mortgagor shall give prompt written notice to Mortgagee of the commencement of any contest referred to in this paragraph 7.

                8. Insurance.

                (a) Risks to be Insured. Mortgagor, at Mortgagor's sole cost and expense, will maintain insurance of the following character:

                        (i) "All-Risk" Insurance on the Building and other Improvements now existing or hereafter erected on the Land against loss by fire, lightning, extended coverage perils, collapse, water damage, vandalism, malicious mischief and all other risks and contingencies, subject only to such exceptions as the Mortgagee may approve, in an amount equal to the actual replacement cost thereof (exclusive of foundations and excavations) or the outstanding balance of the Indebtedness, whichever is greater, without deduction for physical depreciation, with coverage for demolition and increased costs of construction, and providing coverage in an "agreed amount" or without provisions for co-insurance. While any Building or other Improvement is in the course of being constructed or rebuilt on the Land, the Mortgagor shall provide the aforesaid hazard insurance in builder's risk completed value form, including coverage available on the so-called 'all risk' non-reporting form of policy.

                        (ii) Business interruption or loss of rents insurance in an amount not less than the total amount of principal, interest, taxes and insurance premiums payable hereunder for a period of six (6) months.

                        (iii) If the Land or any part thereof is located in a designated official flood-hazard area, flood insurance insuring the Building and

                        Improvements now existing or hereafter erected on the Land in an amount equal to the actual replacement cost thereof or to the maximum limit of coverage made available with respect to such Building and Improvements under the Flood Insurance Act of 1968, as amended, whichever is less.

                        (iv) Public liability, including personal injury and property damage, insurance applicable to the Mortgaged Property in such amounts as are usually carried by persons operating similar properties in the same general locality but in any event with limits of liability not less than $1,000,000 combined single limit.

                        (v) Appropriate worker's compensation insurance with respect to any work on or about the Mortgaged Property.

        (b) Policy Provisions. All insurance policies and renewals thereof maintained by Mortgagor pursuant to subparagraph (a) above shall be written by insurance carriers satisfactory to the Mortgagee, contain, except in the case of liability insurance and worker's compensation insurance, a standard mortgagee clause in favor of and in form acceptable to Mortgagee, contain an agreement of the insurer that it will not cancel or materially modify the policy except after 30 days prior written notice to the Mortgagee, include effective waivers by the insurer of all claims for insurance premiums against the Mortgagee, provide, except in the case of liability insurance and worker's compensation insurance, that all sums paid for losses of $10,000 or more shall be paid solely to the Mortgagee, provide that any losses shall be payable notwithstanding

(1) any act or negligence of the Mortgagor or Mortgagee, (2) any foreclosure or other proceedings or notice of sale relating to the Mortgaged Property, or (3) any change in the title to or ownership of the Mortgaged Property, and be reasonably satisfactory to Mortgagee in all other respects.

        (c) Delivery of Policy. Mortgagor will deliver to Mortgagee certificates of insurance or copies of policies satisfactory to Mortgagee evidencing the insurance which is required under subparagraph (a), and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums received by it. At least 30 days prior to the expiration date of a required policy, Mortgagor shall deliver to Mortgagee a renewal policy or certificate of insurance in form satisfactory to Mortgagee.

        (d) Assignment of Policy. If the Mortgaged Property is sold at a foreclosure sale or if Mortgagee shall acquire title to the Mortgaged Property, the Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies required under paragraph 8(a) hereof and the unearned premiums thereon and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

        (e) Notice of Damage or Destruction; Adjusting Loss. If the Mortgaged Property or any part thereof shall be damaged or destroyed by fire or other casualty, Mortgagor will promptly give written notice thereof to the insurance carrier and Mortgagee, and the Mortgagee shall have the right to join the Mortgagor in adjusting any damage or loss which is estimated by Mortgagee in good faith to exceed $10,000; but if there has been no adjustment of any such damage or loss within 30 days from the date of occurrence thereof and if an Event of Default shall exist at the end of such 30 day period or at any time thereafter, Mortgagee may alone make proof of loss, adjust and compromise any claim under the policies and appear in and prosecute any action arising from such policies. In connection therewith, Mortgagor does hereby irrevocably authorize, empower and appoint Mortgagee as attorney-in-fact for Mortgagor (which appointment is coupled with an interest) to do any and all of the foregoing in the name and on behalf of Mortgagor.

        (f) Restoration of Damaged or Destroyed Property. In case of any damage to or destruction of the Mortgaged Property or any part thereof, the Mortgagor, whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, at its expense, shall promptly commence and complete the restoration, repair, replacement or rebuilding of the Mortgaged Property that is damaged or destroyed (the "Restoration") as nearly as possible to its value, condition and character, immediately prior to such damage or destruction, with such alterations and additions as may be made at the Mortgagor's election.

        (g) Application of Insurance Proceeds.

                (i) All sums paid for losses of $10,000 or more under any hazard insurance policy and/or flood insurance policy required in paragraph 8(a) shall be paid to Mortgagee. All such sums recovered by the Mortgagee, less the reasonable cost, if any, to the Mortgagee of such recovery (including attorneys' fees) may, at the sole discretion of the Mortgagee, be applied to the Restoration or to the reduction of the Indebtedness in such order of application as the Mortgagee may determine.

                (ii) Mortgagor shall promptly reimburse Mortgagee upon demand for all of Mortgagee's expenses incurred in connection with the collection of the insurance proceeds and all such expenses, together with interest from the date of disbursement at the rate of interest provided in the Note (unless collection of interest from Mortgagor at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law) shall be additional amounts secured by this Mortgage.

                9. Preservation and Maintenance of Mortgaged Property. Mortgagor
(i) shall keep the Building and other Improvements now or hereafter erected on the Land in safe and good repair and condition, ordinary wear and tear excepted,
(ii) shall constantly maintain the parking and landscaped areas of the Mortgaged Property, (iii) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (iv) shall not alter or permit the alteration of the design or structural character of any Building now or hereafter erected on the Land or hereafter construct, or permit any tenant to construct, additions to the original Building or additional buildings on the Land without the prior written consent of the Mortgagee and (v) shall not remove from the Land any of the fixtures and personal property included in the Mortgaged Property unless the same is immediately replace with like property of at least equal value and utility, and this Mortgage becomes a valid first lien on such property.

                10. Inspection. The Mortgagee, or its agents, shall have the right at all reasonable times, to enter upon the Mortgaged Property for the purposes of inspecting the Mortgaged Property or any part thereof. The Mortgages shall, however, have no duty to make such inspection.

                11. Protection of Mortgagee's Security. Subject to the rights of the Mortgagor under paragraph 7 hereof, if the Mortgagor fails to perform any of the covenants and agreements contained in this Mortgage or if any action or proceeding is commenced which affects the Mortgaged Property or the interest of the Mortgagee therein, or the title thereto, then the Mortgagee, at Mortgagee`s option, may perform such covenants and agreements, defend against and/or investigate such action or proceeding, and take such other action as the Mortgagee deems necessary to project the Mortgagee's interest. Mortgagee shall be the sole judge of the legality, validity and priority of any claim, lien, encumbrance, tax, assessment, charge and premium paid by it and of the amount necessary to be paid in satisfaction thereof. Mortgagee is hereby given the irrevocable power of attorney (which power is coupled with an interest and is irrevocable) to enter upon the Mortgaged Property as the Mortgagor's agent in the Mortgagor's name to perform any and all covenants and agreements to be performed by the Mortgagor as herein provided. Any amounts disbursed or incurred by the Mortgagee pursuant to this paragraph 11, with interest thereon, shall become additional Indebtedness of the Mortgagor secured by this Mortgage. Unless Mortgagor and Mortgagee agree in writing to other terms of repayment, such amounts shall be immediately due and payable, and shall bear interest from the date of disbursement at the rate of interest provided in the Note, unless collection from Mortgagor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law. Mortgagee shall, at its option, be subrogated to the lien of any mortgage or other lien discharged in whole or in part by the Indebtedness or by the Mortgagee under the provisions hereof, and any such subrogation rights shall additional and cumulative security for this Mortgage. Nothing contained in this paragraph 11 shall require the Mortgagee to incur any expense or do any act hereunder, and the Mortgagee shall not be liable to the Mortgagor for any damages or claims arising out of action taken by the Mortgagee pursuant to this paragraph 11.

                12. Condemnation.

                (a) Mortgagor hereby irrevocably assigns to the Mortgagee any award or payment which becomes payable by reason of any taking of the Mortgaged Property, or any part thereof, whether directly or indirectly or temporarily or permanent, in or by condemnation or other eminent domain proceedings or by reason of sale under threat thereof,or in anticipation of the exercise of the right of condemnation or other eminent domain proceedings (hereinafter called "Taking"). Forthwith upon receipt by Mortgagor of notice of the institution of any proceeding or negotiations for a Taking, Mortgagor shall give notice thereof to Mortgagee. Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that Mortgage may not be a party to any such proceeding, will promptly give to Mortgagee copies of all notices, pleadings, judgements, determinations and other papers received by Mortgagor therein. Mortgagor will not enter into any agreement permitting or consenting to the Taking of the Mortgaged Property, or any part thereof, or providing for the conveyance thereof in lieu of condemnation, with anyone authorized to acquire the same in condemnation or by eminent domain unless Mortgagee shall first have consented thereto in writing, which consent will not be unreasonably withheld. All Taking awards shall be adjusted jointly by Mortgagee. All awards payable as a result of a Taking shall be paid to Mortgagee, which may, at its option, apply them, after first deducting Mortgagee's expenses incurred in the collection thereof, to the payment of the Indebtedness, whether or not due and in such order of application as Mortgagee may determine, or to the repair or restoration of the Mortgaged Property, in such manner as Mortgagee may determine. Any application of Taking awards to principal of the Indebtedness shall not extend or postpone the due dates of the installments payable under the Indebtedness or change the amount of such installments.

        (b) If the Taking involves a taking of any Building or other Improvements now or hereafter located on the Land, Mortgagor shall proceed, with reasonable diligence, to demolish and remove any ruins and complete repair or restoration of the Mortgaged Property as nearly as possible to its respective size, type, and character immediately prior to the Taking, whether or not the condemnation awards are available or adequate to complete such repair or restoration.

        (c) Mortgagor shall promptly reimburse Mortgagee upon demand for all of Mortgagee's expenses (including reasonable attorney's fees) incurred in the collection of awards and their disbursement in accordance with this paragraph, and all such expenses, together with interest from the date of disbursement at the rate of interest provided in the Note (unless collection of interest from Mortgagor at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Mortgagor under applicable law) shall be additional amounts secured by this Mortgage.

                13. Information; Books and Records. Mortgagor will prepare or cause to be prepared at Mortgagor's expense and deliver of any condition or event which constitutes, or which after notice or lapse of time or both would constitute, an Event of Default, written notice specifying the nature and period of existence thereof and what action Mortgagor has taken, is taking or proposes to take with respect thereto. Mortgagor shall keep and maintain at all times at Mortgagor's address stated below or at such other places as Mortgagee may approve in writing, complete and accurate books of accounts and records in sufficient detail and accurate books of accounts and records in sufficient detail to reflect correctly the receipts and expenses in connection with the acquisition, construction, operation and/or sale of the Mortgaged Property and copies of all written contracts, leases and other instruments which affect the Mortgaged Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection by the Mortgagee or its representative during ordinary business hours.

                14. Indemnification by the Mortgagor. The Mortgagor shall bear all loss, expense (including attorneys' fees) and damage in connection with, and agrees to indemnify and hold harmless the Mortgagee and each of its agents, servants and employees from, all claims, demands and judgements made or recovered against the Mortgagee or any of its agents, servants and employees because of bodily injuries, including death at any time resulting therefrom, and/or because of damages to property of the Mortgagee or others (including loss of use) from any cause whatsoever, arising out of, incidental to, or in connection with the construction and/or operation of the Improvements or arising by reason of the presence of hazardous or toxic substances on the Land or in the Improvements or releases thereof from the Mortgaged Property, whether or not due to any act of omissions or commission, including negligence of the Mortgagor or its employees, servants or agents, and whether or not due to any act of omission or commission of the Mortgagee or its employees, servants or agents. The Mortgagor's liability hereunder shall not be limited to the extent of insurance carried by or provided by the Mortgagor or subject to any exclusions from coverage in any insurance policy. The obligations of the Mortgagor under this paragraph shall survive the payment of the Note.

                15. Security Interest. This Mortgage shall constitute a security agreement with respect to (and the Mortgagor hereby grants the Mortgagee a security interest in) the tangible personal property and fixtures included in the Mortgaged Property (as more particularly described in Granting Clause I of this Mortgage) and the Revenues and Income (as more particularly described in Granting Clause II). The Mortgagor will from time to time, at the request of the Mortgagee, execute any and all fixtures (in a form satisfactory to the Mortgagee, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to the Mortgagee) which the Mortgagee may reasonably consider necessary or appropriate to perfect its security interest.

                16. Events of Default. Each of the following occurrences shall constitute an event of default hereunder (herein called an "Event of Default"):

        (a) Mortgagor shall fail to duly and punctually pay any obligation payable under the Note or this Mortgage.

        (b) Mortgagor shall fail duly to perform or observe any of the covenants or agreements contained in this Mortgage (other than a default in the performance, or breach, of any covenant of the Mortgagor in paragraph 1(a) hereof) and such failure shall continue for a period of thirty (30) days after the Mortgagee has given written notice to the Mortgagor specifying such default or breach.

        (c) Mortgagor shall make an assignment for the benefit of Mortgagor's creditors, or shall admit in writing Mortgagor's inability to pay Mortgagor's debts as they become due, or shall file a petition in bankruptcy, or shall become or be adjudicated a bankrupt or insolvent, however defined, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not consenting the material allegations of petition filed against the Mortgagor in such proceedings, or shall not, within 60 days after the filing of such petition against the Mortgagor, have same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of the Mortgagor's properties or of the Mortgaged Property or shall not, within 60 days after the appointment (without the Mortgagor's consent or acquiescence) of a trustee, receiver or liquidator of any material part of the Mortgagor's properties or of the Mortgaged Property, have such appointment vacated.

        (d) The Land or Building or Revenues and Income, or if any part thereof or any legal or equitable interest therein, shall be sold, conveyed, transferred or further encumbered without the prior written consent of Mortgagee. This provision shall apply to each and every sale, transfer or conveyance, regardless of whether or not the Mortgagee has waived its rights hereunder, whether by action or inaction in connection with any previous sale, transfer or conveyance, whether one or more.

        (e) Mortgagor shall default in the payment of any obligation other then the Indebtedness, whether as a principal or as a surety, in favor of the Mortgagee and any periods of grace with respect thereto shall have expired.

                17. Acceleration; Foreclosure. Whenever any Event of Default shall have occurred and be subsisting, the Mortgagee may, at its option, exercise one or more of the following rights and remedies (and/or any other rights and remedies available to it):

        (a) Mortgagee may, by written notice to the Mortgagor, declare immediately due and payable all Indebtedness secured by this Mortgage, and the same shall thereupon be immediately due and payable, without further notice or demand.

        (b) Mortgagee shall have and may exercise with respect to all personal property and fixtures which are part of the Mortgaged Property and with respect to the Revenues and Income, all the rights and remedies accorded upon default to a secured party under the Uniform Commercial Code, as in effect in the State of Minnesota. If notice to the Mortgagor of intended disposition of such property is required by law in a particular instance, such notice shall be deemed commercially reasonable if given to Mortgagor (in the manner specified in paragraph 21) at least 10 calendar days prior to the date of intended disposition. Mortgagor shall pay on demand all costs and expenses incurred by Mortgagee in exercising such rights and remedies, including without limitation, reasonable attorneys' fees and legal expenses.

        (c) Mortgagee may (and is hereby authorized and empowered to) foreclose this Mortgage by action or advertisement, pursuant to chapters 580 through 582 of the statutes of the State of Minnesota in such case made and provided, power being expressly granted to sell the Mortgaged Property (including, without limitation, and at the option of the Mortgagee, any goods constituting a part thereof) at public auction and convey the same to the purchaser in fee simple and out of the proceeds arising from such sale, to pay all or any part of the Indebtedness secured hereby with interest, and all legal costs and charges of such foreclosure and the maximum attorneys' fees permitted by law, which costs, charges and fees the Mortgagor agrees to pay.

        (d) The Mortgagor shall be entitled, without notice and without any showing of waste of the Mortgaged Property, inadequacy of the Mortgaged Property as security for the Indebtedness, or insolvency of the Mortgagor, to the appointment of a receiver of the rents and profits of the Mortgaged Property, including those past due.

        (e) Mortgagee may pursue one or more of the remedies provided for herein, in the Note, or in any other agreement now or hereafter entered into between the Mortgagor and Mortgagee in connection with the Note.

                18. Estoppel Certificates. Mortgagor agrees at any time and from time to time, upon not less than 15 days' prior notice by Mortgagee, to execute, acknowledge and deliver, without charge, to Mortgagee or to any person designated by Mortgagee, a statement in writing certifying that this Mortgage is unmodified (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), the principal amount then secured hereby, that Mortgagor has not received any notice of default or notice acceleration or foreclosure of this notice of this Mortgage (or if Mortgagor has received such a notice, that it has been revoked, if such be the case), that to the knowledge of Mortgagor no Event of Default exists hereunder (or if any such Event of Default does exist, specifying the same and stating that the same has been cured, if such be the case), the Mortgagor to Mortgagor's knowledge has no claims or offsets against Mortgagee (or if Mortgagor has any such claims, specifying the same), and the dates to which the principal and interest and the other sums and charges payable by Mortgagor pursuant to the Note and this Mortgage have been paid. In the event Mortgagor fails to execute, acknowledge and deliver such statement within the time above required, Mortgagor hereby appoints and constitutes Mortgagee as Mortgagor's attorney-in-fact to do so (which power of attorney is coupled with an interest and is irrevocable), and Mortgagor shall be fully bound by any such statement executed by Mortgagee on Mortgagor`s behalf to the same extent as if Mortgagor had executed, acknowledged and delivered the same.

                19. Forbearance Not a Waiver, Rights and Remedies Cumulative. No delay by the Mortgagee in exercising any right shall be deemed a waiver of or preclude the exercise of such right or remedy, and no waiver by the Mortgagee of any particular provision of this Mortgagee shall be deemed effective unless in writing signed by the Mortgagee. All such rights and remedies provided for herein or which the Mortgagee may have otherwise, at law or in equity, shall be distinct, separate and cumulative and may be exercised concurrently, independently or successively in any order whatsoever, and as often as the occasion therefor arises. The Mortgagee's taking action pursuant to paragraph 11 or receiving proceeds, awards or damage pursuant to paragraphs 8 or 12 shall not impair any right or remedy available to the Mortgagee under paragraph 17 hereof. Acceleration of maturity of the Indebtedness, once claimed hereunder by the Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgement to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity of the Indebtedness or constitute a waiver of any proceedings commenced to foreclose this Mortgage.

                20. Successors and Assigns Bound; Number; Gender; Agents, Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective heirs, legal representatives, successors and assigns of the Mortgagee and the Mortgagor, subject to paragraph 16(d). Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall apply to all genders. In exercising any rights hereunder or taking any actions provided for herein, Mortgagee may act through its employees, agents or independent contractors as authorized by Mortgagee. The captions are headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

                21. Notice. Any notice from the Mortgagee to the Mortgagor under this Mortgage shall be deemed to have been given by the Mortgagee and received by the Mortgagor when mailed by certified mail by the Mortgagee or its agents to the Mortgagor at the address set forth in paragraph 25(a) below or at such other address as the Mortgagor may designate in writing to the Mortgagee.

                22. Governing Law; Severability. This mortgage shall be governed by the laws of the State of Minnesota. In the event that any provision or clause of this Mortgage conflicts with applicable law, such conflict shall not affect other provisions of this Mortgage which can be given effect without the conflicting provisions and to this end the provisions of the Mortgage are declared to be severable.

                23. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                24. Waiver of Marshalling. Mortgagor, any party who consents to this mortgage and any party who now or hereafter acquires a lien on the Mortgaged Property and who has actual or constructive notice of this Mortgage hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein and waives any right to have the Mortgaged Property sold in separate tracts pursuant to section 580.08, Minnesota Statutes.

                25. Fixture Filing. From the date of its recording, this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all goods constituting part of the Mortgaged Property (as more particularly described in Granting Clause I of this Mortgage) which are or are to become fixtures related to the real estate described herein. For this purpose, the following information is set forth:


                (a) Name and Address of Debtor and Record Owner of Real Estate:

                        Appliance Recycling Centers of America, Inc.
                        7400 Excelsior Blvd.
                        St. Louis Park, MN 55426

                (b) Name and Address of Secured Party:

                        Western Bank
                        663 University Avenue West
                        St. Paul, MN 55104
                        Attention: Loan Servicing Dept.

                (c) This document covers goods which are or are to become
                    fixtures.

                IN WITNESS WHEREOF, the Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

THE TOTAL INDEBTEDNESS SECURED BY THIS DOCUMENT IS $249,950.00.



                                Appliance Recycling Centers of America, Inc.



                                By:
                                     Kent S. McCoy, Chief Financial Officer


STATE OF Minnesota      )
                        ) SS.
COUNTY OF    Ramsey     )



                The foregoing instrument was acknowledged before me this ______ day of February, 1998 by Kent S. McCoy, Chief Financial Officer of Appliance Recycling Centers of America, Inc., a Minnesota Corporation, on behalf of the corporation. .


                                       -----------------------------------------
                                          Notary Public




This instrument was
drafted by:  Western Bank, 663 University Ave., St. Paul, MN 55104

                                    EXHIBIT 1
                                       TO
                   COMBINATION MORTGAGE AND SECURITY AGREEMENT

                           (DESCRIPTION OF THE "LAND")


Legal:




Lots 6, 7, 8, 9, 10 and 11, in Chute Brothers Division No. 1 Addition to the City of St. Paul, Minnesota










Address:  654 University Avenue, St. Paul, MN 55104

                                    EXHIBIT 2
                                       TO
                   COMBINATION MORTGAGE AND SECURITY AGREEMENT

                            (PERMITTED ENCUMBRANCES)


1)      Taxes not yet due and payable.